                                                                   EXHIBIT 10.53

                                                                  EXECUTION COPY





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                                WARRANT AGREEMENT

                          DATED AS OF NOVEMBER 24, 2000


                                 BY AND BETWEEN


                             INSIGNIA SOLUTIONS PLC

                                       AND

                            JEFFERIES & COMPANY, INC.





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                           Morgan, Lewis & Bockius LLP
                               New York, New York

                                TABLE OF CONTENTS

                                                                                                              PAGE
1.       ISSUANCE OF WARRANTS....................................................................................1
         (a)      Issuance of Warrants...........................................................................1
         (b)      Closing Date...................................................................................1

2.       JEFFERIES' REPRESENTATIONS AND WARRANTIES...............................................................1
         (a)      Investment Purpose.............................................................................1
         (b)      Reliance on Exemptions.........................................................................1
         (c)      Legends........................................................................................2
         (d)      Authorization, Enforcement.....................................................................2

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................2
         (a)      Authorization; Enforcement.....................................................................3
         (b)      Capitalization.................................................................................3
         (c)      Issuance of Shares.............................................................................3
         (d)      No Conflicts...................................................................................4
         (e)      No Integrated Offering.........................................................................4

4.       COVENANTS...............................................................................................5
         (a)      Commercially Reasonable Efforts................................................................5
         (b)      Blue Sky Laws..................................................................................5
         (c)      Reporting Status...............................................................................5
         (d)      Expenses.......................................................................................5
         (e)      Listing........................................................................................5
         (f)      Corporate Existence............................................................................6
         (h)      Registration Rights............................................................................6

5.       TRANSFER AGENT INSTRUCTIONS.............................................................................6

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE.........................................................6
         (a)      Delivery of Agreements.........................................................................7
         (b)      Representations and Warranties of Jefferies....................................................7
         (c)      No Litigation..................................................................................7
         (d)      Proceeds.......................................................................................7

7.       CONDITIONS TO JEFFERIES' PROCEEDING WITH THE CLOSING....................................................7
         (a)      Delivery of Agreements.........................................................................7
         (b)      Delivery of Warrants...........................................................................7
         (c)      Company Representations and Warranties; Certificates...........................................7
         (d)      No Litigation..................................................................................7
         (e)      Warrant Shares Listing.........................................................................8
         (f)      Opinion of Counsel.............................................................................8
         (g)      Other Documents and Opinions...................................................................8

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                              PAGE
8.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS...................................................8

9.       INDEMNIFICATION.........................................................................................8

10.      GOVERNING LAW; MISCELLANEOUS............................................................................8
         (a)      Governing Law..................................................................................8
         (b)      Counterparts; Signatures by Facsimile..........................................................8
         (c)      Headings.......................................................................................9
         (d)      Severability...................................................................................9
         (e)      Specific Performance...........................................................................9
         (f)      Entire Agreement; Amendments...................................................................9
         (g)      Notices........................................................................................9
         (h)      Successors and Assigns........................................................................10
         (j)      Publicity.....................................................................................11
         (k)      Further Assurances............................................................................11
         (l)      Limited Recourse..............................................................................11
         (m)      Waiver........................................................................................11
         (n)      No Strict Construction........................................................................11

                                WARRANT AGREEMENT

         WARRANT AGREEMENT (this "AGREEMENT"), dated as of November 24, 2000, by and between Insignia Solutions plc, a company incorporated under the laws of England and Wales whose registered office is at Insignia House, The Mercury Center, Wycombe Lane, Wooburn Green, High Wycombe, Bucks, HP10 OHH but operating from premises, located at 41300 Christy Street, Fremont, California 94538 (the "COMPANY"), and Jefferies & Company, Inc., a Delaware corporation ("JEFFERIES").

         WHEREAS, Jefferies is acquiring warrants (the "WARRANTS") to subscribe for an additional 225,000 American depositary shares (the "ADSs"), each ADS representing one ordinary share of the Company, nominal value 20 pence per share (the "ORDINARY SHARES"), in the aggregate (such additional ADSs in the aggregate issuable from time to time upon exercise of the Warrants, collectively the "WARRANT SHARES") from the Company in the form attached hereto as EXHIBIT A, as partial compensation for acting as placement agent in connection with the issue of those ADSs pursuant to certain Subscription Agreements, dated November 22, 2000 (the "SUBSCRIPTION AGREEMENTS"), among the Company and the signatories thereto.

         NOW, THEREFORE, the Company and Jefferies severally, and not jointly, hereby agree as follows:


         1.       ISSUANCE OF WARRANTS.

                  (a) ISSUANCE OF WARRANTS. On the Closing Date (as hereinafter defined), the Company shall issue and deliver to Jefferies the Warrants exercisable to subscribe for an aggregate of 225,000 Warrant Shares. On the Closing Date, the Company shall deliver to Jefferies one or more certificates evidencing such Warrants.

                  (b) CLOSING DATE. The completion of the issuance of the Warrants (the "CLOSING") shall occur at a place and time (the "CLOSING DATE") to be specified by the Company and Jefferies following the satisfaction or waiver of all conditions or obligations of Jefferies and the Company as set forth in Sections 6 and 7.

         2. JEFFERIES' REPRESENTATIONS AND WARRANTIES. Jefferies represents and warrants to the Company:

                  (a) INVESTMENT PURPOSE. As of the date hereof, Jefferies is acquiring the Warrants and, upon exercise of the Warrants in whole or in part, the Warrant Shares for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  (b) RELIANCE ON EXEMPTIONS. Jefferies understands that the Warrants are being offered to it in reliance upon specific exemptions from the registration requirements of United States of America, federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Jefferies' compliance with, the representations, warranties, agreements, acknowledgments and understandings of Jefferies set forth herein in order to determine the availability of such exemptions and the eligibility of Jefferies to acquire the Warrants.

                  (c) LEGENDS. Jefferies understands that the Warrants, and until such time as the Warrant Shares have been registered under the Securities Act as contemplated herein, the certificates issued by the Company in respect of the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Warrant Shares):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States of America. The securities have been acquired for investment and may not be sold, hypothecated, transferred or assigned in the absence of an effective registration statement for the securities under said Act or applicable state securities laws, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or applicable state securities laws, or unless sold pursuant to Rule 144 under said Act. Notwithstanding the foregoing, this security may be pledged in connection with a bona fide margin account."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Warrant Shares upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Warrant Shares are registered for sale under an effective registration statement filed under the Securities Act and disposed of in a BONA FIDE sale, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Warrant Shares may be made without registration under the Securities Act and such sale or transfer is effected or
(c) such holder provides the Company with reasonable assurances that such Warrant Shares can be sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) without any restriction as to the number of Warrant Shares acquired as of a particular date that can then be immediately sold. Jefferies agrees to sell all Warrant Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any (including any amendment to any of the foregoing).

                  (d) AUTHORIZATION, ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of Jefferies and is valid and binding agreement of Jefferies enforceable in accordance with their terms.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except (1) as otherwise set forth below; (2) as set forth in the form of the Subscription Agreement attached hereto as EXHIBIT B and incorporating herein Section 4 thereof; (3) as set forth in the Private Placement Memorandum, dated November 16, 2000 (the "MEMORANDUM"), attached hereto as EXHIBIT C; and (4) as disclosed in the disclosure schedule to this Agreement and the disclosure schedules to Section 4 of the Subscription Agreement (the "DISCLOSURE SCHEDULE"), all of which, together with the Memorandum, qualifies the following representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, Jefferies, as follows:

                  (a) AUTHORIZATION; ENFORCEMENT. (1) The Company has all requisite corporate power to enter into and perform this Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Warrants, in accordance with the terms hereof; (2) the execution and delivery of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (3) this Agreement has been duly executed and delivered; and (4) this Agreement constitutes and the Warrants will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms.

                  (b) CAPITALIZATION. As of November 22, 2000, the authorized share capital of the Company consists of 30,000,000 (thirty million) Ordinary Shares, of 20 pence each and 3,000,000 (three million) Preferred Shares of 20 pence each, of which 14,283,050 Ordinary Shares are issued and outstanding, duly authorized, validly issued, fully paid and nonassessable. The issued and outstanding Ordinary Shares, ADSs issued and outstanding options, warrants and other securities entitling the holders to subscribe for or otherwise acquire Ordinary Shares as set forth in Schedule 4.4 to the Subscription Agreement have been duly authorized and validly issued. None of the issued and outstanding Ordinary Shares, ADSs or options, warrants and other such securities has been issued in violation of the preemptive rights of any shareholder of the Company. The issued and outstanding Ordinary Shares, ADSs and options, warrants and other rights to acquire Ordinary Shares or ADSs were at all relevant times either registered under the Securities Act and applicable state securities laws of the United States of America or exempt from such requirements.

                  (c) ISSUANCE OF SHARES. On the Closing Date, the Warrants will be duly authorized, validly issued, free and clear of all liens and encumbrances, and will not subject the holder thereof to personal liability by reason of being such holder. Upon exercise of the Warrants, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the Warrants, Jefferies will acquire good and marketable title to the Warrant Shares, free and clear of all liens and encumbrances, and such Warrant Shares shall be validly issued, fully paid and non-assessable, and will not subject thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any shareholder of the Company or any other person to acquire any of the Warrants or Warrant Shares. The issued ADSs are listed for trading on the NASDAQ National Market (the "NASDAQ") and, except as set forth on the Disclosure Schedule and the Memorandum, (1) the Company and the issued ADSs meet the criteria for continued listing and trading on the NASDAQ; (2) the Company has not been notified since January 1, 1996 by the National Association of Securities Dealers, Inc. (the "NASD") or the NASDAQ of any failure or potential failure to meet the criteria for continued listing and trading on the NASDAQ; (3) no suspension of trading in the issued ADSs is in effect; and (4) the Company does not reasonably anticipate that the issued ADSs will be delisted by the NASDAQ in the foreseeable future. The Company knows of no reason that the issued ADSs will not be eligible for listing on the NASDAQ.

                  (d) NO CONFLICTS. Except as set forth on the Disclosure Schedule and the Memorandum, the execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Memorandum of Association of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any Subsidiary (as defined below) is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Neither the Company nor any Subsidiary is in violation of its Memorandum of Association or Certificate of Incorporation, Certification of Incorporation, By-laws or other organizational documents and neither the Company nor any Subsidiary is in default, and no event has occurred which with notice or lapse of time or both could put the Company or any Subsidiary in default, under, and neither the Company nor any Subsidiary has taken any action or failed to take an action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture instrument to which the Company or any Subsidiary is a party or by which any property or assets of the Company or any Subsidiary is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Warrants in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or any of its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARY" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

                  (e) NO INTEGRATED OFFERING. Neither the Company, nor any of its Subsidiaries, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Warrants and the Warrant Shares to Jefferies. The issuance of the Warrants and the Warrant Shares to

Jefferies will not be integrated with any other issuance of the Company's securities (past, current or future) which requires shareholder approval under the rules of the NASDAQ.

         4.       COVENANTS.

                  (a) COMMERCIALLY REASONABLE EFFORTS. The parties shall use their commercially reasonable efforts to satisfy timely each of the conditions described in Sections 6 and 7 of this Agreement.

                  (b) BLUE SKY LAWS. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Warrant Shares for issuance to Jefferies at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States of America (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Jefferies on or prior to the Closing Date.

                  (c) REPORTING STATUS. The Company's issued and outstanding ADSs are registered under Section 12(b) of the Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Until such time as Jefferies may sell the Warrant Shares under Rule 144 of the Securities Act, so long as Jefferies beneficially owns any of the Warrant Shares, the Company shall timely file all reports required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                  (d) EXPENSES. In accordance with that certain Letter Agreement dated August 18, 2000, by and between the Company and Jefferies, the Company shall reimburse Jefferies for all reasonable expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection therewith (without duplication under related agreements) including, without limitation, reasonable attorneys' and consultants' fees and expenses.

                  (e) LISTING. The Company shall promptly secure the listing of the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of ADSs are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of ADSs shall be so listed, such listing of all Warrant Shares. The Company will maintain the listing and trading of its ADSs on the NASDAQ and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. The Company shall promptly provide to Jefferies copies of any notices it receives from the NASDAQ or NASD and any other exchanges or quotation systems on which the ADSs are then listed or quoted regarding the continued eligibility of the ADSs for listing or quotation on such exchanges and quotation systems.

                  (f) CORPORATE EXISTENCE. So long as Jefferies beneficially owns any Warrant Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq National Market, Nasdaq SmallCap, the New York Stock Exchange or the AMEX.

                  (g) RESERVATION OF ORDINARY SHARES. The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the maximum number of shares of ADSs then deliverable upon immediate exercise of all outstanding Warrants.

                  (h) REGISTRATION RIGHTS. The Company shall register the resale of the Warrant Shares on the registration statement the Company agrees to file pursuant to the Subscription Agreements. The terms and conditions of the registration contained in those Subscription Agreements are incorporated herein by reference and shall be deemed to be made herein.

         5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of Jefferies or its nominee, upon payment of the exercise price specified in the Warrant for the Warrant Shares, in such amounts as specified from time to time by Jefferies to the Company (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions (referred to in this Section 5) will be given by the Company to its transfer agent and that the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement; and in compliance with all applicable laws. If Jefferies provides the company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by Jefferies of any of the Warrant Shares is not required under the Securities Act, the Company shall permit the transfer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Jefferies, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that Jefferies shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE. The obligation of the Company hereunder to issue the Warrants to Jefferies at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company in writing at any time in its sole discretion:

                  (a) DELIVERY OF AGREEMENTS. Jefferies shall have executed this Agreement and delivered the same to the Company.

                  (b) REPRESENTATIONS AND WARRANTIES OF JEFFERIES. The representations and warranties of Jefferies shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Jefferies shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Jefferies at or prior to the Closing Date.

                  (c) NO LITIGATION. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) PROCEEDS. The Company shall have received the aggregate proceeds from the sale of ADSs pursuant to the Subscription Agreements.

         7. CONDITIONS TO JEFFERIES' PROCEEDING WITH THE CLOSING. Jefferies' proceeding with the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Jefferies' sole benefit and may be waived in writing by Jefferies at any time in its sole discretion:

                  (a) DELIVERY OF AGREEMENTS. The Company shall have executed this Agreement and delivered the same to Jefferies.

                  (b) DELIVERY OF WARRANTS. The Company shall have delivered to Jefferies duly executed certificates (in such denominations as Jefferies shall request) representing the Warrants in accordance with Section 1(a) above.

                  (c) COMPANY REPRESENTATIONS AND WARRANTIES; CERTIFICATES. The representations and warranties of the Company and its Subsidiaries shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                  (d) NO LITIGATION. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (e) WARRANT SHARES LISTING. Evidence of the application for listing the Warrant Shares on NASDAQ shall have been delivered to Jefferies, if applicable, and trading in the ADSs on NASDAQ shall not have been suspended by the SEC or NASDAQ.

                  (f) OPINION OF COUNSEL. Jefferies shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to Jefferies.

                  (g) OTHER DOCUMENTS AND OPINIONS. Jefferies shall have received such other documents, certificates and opinions, in form and substance reasonably satisfactory to Jefferies and its counsel, relating to matters incident to the transactions contemplated hereby as Jefferies may reasonably request.

         8. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION.

                  (a) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties, covenants and agreements of the Company and Jefferies contained in this Agreement, or in any document or certificate delivered pursuant hereto or thereto or in connection herewith shall survive the Closing Date. All statements contained in any certificate or other document delivered by or on behalf of the Company pursuant hereto shall constitute representations and warranties by the Company hereunder

                  (b) INDEMNIFICATION. The Company agrees, so far as it is lawfully able to do so, to indemnify and hold Jefferies harmless from and against, and will pay to Jefferies (including their affiliates and their respective officers, directors, agents, attorneys, employees and representatives) the full amount of any loss, damage, liability, penalties or expense (including amounts paid in settlement and reasonable attorneys' fees and expenses) to Jefferies resulting either directly or indirectly from any breach of the representations, warranties, covenants or agreements of the Company contained in this Agreement, the Subscription Agreements or any other document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith.

         9.       GOVERNING LAW; MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States of America federal courts located in New York, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

                  (b) COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) SPECIFIC PERFORMANCE. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

                  (f) ENTIRE AGREEMENT; AMENDMENTS. Except for the Letter Agreement, dated August 18, 2000, between the Company and Jefferies, this Agreement and the agreements, instruments, exhibits and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Jefferies makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  (g) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Insignia Solutions, plc
                  41300 Christy Street
                  Fremont, California  94538-3115
                  Attention:  Mr. Richard M. Noling
                  Facsimile:  (510) 360-3702

                  With a copy to:

                  Baker & McKenzie
                  660 Hansen Way
                  Post Office Box 60309
                  Palo Alto, California  94304
                  Attention:  Corinna Wong, Esq.
                  Facsimile:  (650) 856-9299

                  If to Jefferies:

                  Jefferies & Company, Inc.
                  11100 Santa Monica Blvd., Suite 1100
                  Los Angeles, California  90025
                  Attention:  Secretary
                  Facsimile:  (310) 914-1300

                  With a copy to:

                  Morgan, Lewis & Bockius LLP
                  101 Park Avenue
                  New York, NY  10178
                  Attention:  Robert G. Robison, Esq.
                  Facsimile:  (212) 309-6273

                  Each party shall provide notice to the other party of any change in address.

                  (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Jefferies shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, Jefferies may assign its rights hereunder to any person that purchases the Warrants, and, upon exercise in whole or in part of the Warrant, the Warrant Shares in a private transaction from Jefferies or to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company.

                  (i) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  (j) PUBLICITY. The Company and Jefferies shall have the right to review a reasonable period of time before issuance of any press releases, SEC, NASDAQ, or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Jefferies, to make any press release or SEC, NASDAQ, or NASD filings with respect to such transactions as is required by applicable law and regulations (although Jefferies shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

                  (k) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (l) LIMITED RECOURSE. Notwithstanding anything in this Agreement or any other document, agreement or instrument contemplated hereby or thereby to the contrary, the obligations of Jefferies hereunder shall be without recourse to any partner, affiliate of Jefferies or their respective partners, or any other respective officers, directors, employees or agents and shall be limited to the assets of Jefferies.

                  (m) WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  (n) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.



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                                       11
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         IN WITNESS WHEREOF, the undersigned Jefferies and the Company have caused this Agreement to be duly executed as of the date first above written.


                                 INSIGNIA SOLUTIONS plc


                                  By:_________________________________________
                                     Name:
                                     Title:


                                  JEFFERIES & COMPANY, INC.


                                  By:_________________________________________
                                     Name:
                                     Title:













                      [Signature Page to Warrant Agreement]